                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors and/or officers of MidAmerican Energy Holdings Company, an Iowa corporation (the "Company"), and/or trustees and/or officers of CalEnergy Capital Trust II, CalEnergy Capital Trust III, CalEnergy Capital Trust IV, CalEnergy Capital Trust V and/or CalEnergy Capital Trust VI, each a Delaware business trust (collectively, with the Company, the "Registrants"), constitutes and appoints Steven A. McArthur his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statements of the Registrants (Reg. Nos. 33-26296, 33-38431, 33-41152, 33-44934, 33-52147,
33-64897, 333-30395, 333-30537, 333-45615 and 333-62697), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of May 1999.


                                        -------------------------
                                        David L. Sokol


                                        /s/ Edgar D. Aronson
                                        -------------------------
                                        Edgar D. Aronson


                                        /s/ Judith E. Ayres
                                        -------------------------
                                        Judith E. Ayres


                                        /s/ Terry E. Branstad
                                        -------------------------
                                        Terry E. Branstad


                                        /s/ Stanley J. Bright
                                        -------------------------
                                        Stanley J. Bright

                                        /s/ Jack W. Eugster
                                        -------------------------
                                        Jack W. Eugster


                                        /s/ Richard R. Jaros
                                        -------------------------
                                        Richard R. Jaros


                                        -------------------------
                                        David R. Morris


                                        /s/ Robert L. Peterson
                                        -------------------------
                                        Robert L. Peterson


                                        /s/ Bernard W. Reznicek
                                        -------------------------
                                        Bernard W. Reznicek


                                        /s/ Walter Scott, Jr.
                                        -------------------------
                                        Walter Scott, Jr.


                                        /s/ John R. Shiner
                                        -------------------------
                                        John R. Shiner


                                        /s/ Neville G. Trotter
                                        -------------------------
                                        Neville G. Trotter


                                        /s/ David E. Wit
                                        -------------------------
                                        David E. Wit



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